SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 13, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                                 Number

Delaware                               1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On  January  13,  1997,  registrant  issued  a press  release  entitled
Halliburton and Cairn Energy Announce Sangu Agreement and Plan Approval pertaining, among other things, to an announcement that on January 11, 1997 registrant and Cairn Energy PLC signed a gas purchase and sale agreement with the Bangladesh Oil, Gas and Mineral Corporation (PetroBangla). Registrant and Cairn also received development plan approval from PetroBangla for the Sangu gas field in Block 16 offshore Bangladesh. In order to align interests of registrant and Cairn under the contract-to-produce agreement, registrant has agreed to acquire a 25 percent interest in the Sangu field from Cairn.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 13, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HALLIBURTON COMPANY




Date:    January 14, 1997                   By: /s/ Susan S. Keith
                                                    Susan S. Keith
                                               Vice President, Secretary and
                                                  Corporate Counsel



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                                  EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                     Description                          Numbered Page

    20                     Press Release of
                           January 13, 1997                        5 of 6
                           Incorporated by Reference



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